Property, Plant and Equipment (Changes in the Liability for Transmission and Distribution Asset Removal Costs) (Details) - THE DAYTON POWER AND LIGHT COMPANY [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Changes in Liability for Transmission and Distribution Asset Removal Costs [Roll Forward]
Balance at January 1	$ 132.8	$ 126.5
Additions	14.3	12.0
Settlements	(8.0)	(5.7)
Balance at December 31	$ 139.1	$ 132.8